 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 19, 2021

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4
EXHIBIT INDEX	5

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 19, DICK’S Sporting Goods, Inc. (the “Company’) announced that Mr. Navdeep Gupta has been appointed as the Company's Executive Vice President, Chief Financial Officer, effective October 1, 2021. Mr. Belitsky, the Company's current Chief Financial Officer, will continue to serve as an Executive Vice President overseeing supply chain, real estate, construction, and GameChanger.

Mr. Gupta, age 49, has served as the Company’s Senior Vice President, Chief Accounting Officer since November 2017. Prior to joining the Company, Mr. Gupta most recently served as the Senior Vice President of Finance at Advance Auto Parts, Inc., where he held numerous leadership roles from 2006 to 2017, including Chief Audit Executive, Vice President of Finance and Treasurer, and Director of Finance. There have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Gupta that are required to be disclosed under Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Financial Officer, Mr. Gupta's base salary will increase to $575,000. Mr. Gupta will continue to participate in the Company’s annual short-term incentive plan and his cash incentive award target will increase to 70% of the base salary he earns during a fiscal year, with the actual target payout for 2021 being prorated based on his prior incentive award target. Mr. Gupta will also will also receive a promotional equity grant consisting of (i) a restricted stock grant valued at $140,000, that will vest 100% on the third anniversary of the grant date and (ii) a restricted stock grant valued at $60,000, that will vest at 25% per year each year starting on the first anniversary of the grant date.

A copy of the press release announcing the transition described herein is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following exhibits are being furnished pursuant to Item 601 of Regulation S-K and General Instruction B.2 to this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated August 19, 2021 by Dick's Sporting Goods, Inc. filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: August 19, 2021	By:	/s/ JOHN E. HAYES, III
	Name:	John E. Hayes, III
	Title:	SVP – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 19, 2021 by Dick's Sporting Goods, Inc. filed herewith